INCOME TAXES - 10K	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Income Taxes [Abstract]
INCOME TAXES
12. INCOME TAXES
The provision for income taxes represents federal, foreign, state and local income taxes. The effective tax rate differs from the applicable federal statutory rate due to the effect of state and local income taxes, tax rates and income in foreign jurisdictions, utilization of tax loss carryforwards, foreign earnings taxable in the U.S., non-deductible expenses and other items. The Company’s tax provision changes quarterly based on various factors including, but not limited to, the geographical mix of earnings, enacted tax legislation, foreign, state and local income taxes, tax audit settlements and the interaction of various global tax strategies. In addition, changes in judgment from the evaluation of new information resulting in the recognition, derecognition and/or remeasurement of a tax position taken in a prior period are recognized in the quarter in which any such change occurs.
For the second quarter of 2016 and 2015, the Company recorded a provision for income taxes of $11.8 million and $21.4 million, respectively. The $9.6 million decrease in the provision for income taxes was primarily due to lower pre-tax income and the phasing of the recognition of income taxes.
For the first six months of 2016 and 2015, the Company recorded a provision for income taxes of $17.9 million and $31.0 million, respectively. The $13.1 million decrease in the provision for income taxes was primarily due to lower pre-tax income and the phasing of the recognition of income taxes.
The Company's effective tax rate for the three months ended June 30, 2016 was higher than the federal statutory rate of 35% as a result of foreign and U.S. tax effects attributable to operations outside the U.S. and foreign dividends and earnings taxable in the U.S.
The Company's effective tax rate for the six months ended June 30, 2016 was higher than the federal statutory rate of 35% as a result of certain foreign dividends and earnings taxable in the U.S.
The Company remains subject to examination of its income tax returns in various jurisdictions including, without limitation: Australia and Spain for tax years ended December 31, 2011 through December 31, 2014; South Africa, the U.K. and the U.S. (federal) for tax years ended December 31, 2012 through December 31, 2014; and Canada for tax years ended December 31, 2012 through December 31, 2015.

16. INCOME TAXES
The Company's income before income taxes and the applicable provision for income taxes are as follows:

	Year Ended December 31,
	2015	2014	2013
Income (loss) from continuing operations before income taxes:
United States	$123.4	$146.9	$36.0
Foreign	(3.7)	(19.7)	44.6
	$119.7	$127.2	$80.6
Provision for (benefit from) income taxes:
United States federal	$40.9	$58.2	$27.4
State and local	16.7	17.9	13.8
Foreign	(3.2)	5.1	7.4
	$54.4	$81.2	$48.6
Current:
United States federal	$(2.7)	$2.6	$3.2
State and local	3.9	3.5	0.7
Foreign	21.7	7.2	11.3
	22.9	13.3	15.2
Deferred:
United States federal	43.6	55.6	24.2
State and local	12.8	14.4	13.1
Foreign	(24.9)	(2.1)	(3.9)
	31.5	67.9	33.4
Total provision for income taxes	$54.4	$81.2	$48.6
The actual tax on income before income taxes is reconciled to the applicable statutory federal income tax rate in the following table:

	Year Ended December 31,
	2015	2014	2013
Computed income tax expense	$41.9	$44.5	$28.2
State and local taxes, net of U.S. federal income tax benefit	10.9	20.5	8.9
Foreign and U.S. tax effects attributable to operations outside the U.S.	13.6	5.8	(6.2)
Net establishment (release) of valuation allowance	(15.5)	6.4	—
Foreign dividends and earnings taxable in the U.S.	3.2	5.4	11.0
Acquisition costs for which there is no tax benefit	—	—	2.7
Other	0.3	(1.4)	4.0
Tax expense	$54.4	$81.2	$48.6

Deferred taxes are the result of temporary differences between the bases of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities at December 31, 2015 and 2014 were comprised of the following:

	December 31,
	2015	2014
Deferred tax assets:
Inventories	$7.3	$7.6
Net operating loss carryforwards - U.S.	27.6	77.6
Net operating loss carryforwards - foreign	51.4	57.9
Employee benefits	96.7	100.7
State and local taxes	—	2.7
Sales related reserves	25.8	26.2
Foreign currency translation adjustment	11.0	3.9
Other	52.7	46.1
Total gross deferred tax assets	272.5	322.7
Less valuation allowance	(47.1)	(57.1)
Total deferred tax assets, net of valuation allowance	225.4	265.6
Deferred tax liabilities:
Plant, equipment and other assets	(29.9)	(30.0)
Intangibles	(82.4)	(88.0)
Other	(63.2)	(55.2)
Total gross deferred tax liabilities	(175.5)	(173.2)
Net deferred tax assets	$49.9	$92.4
In assessing the recoverability of its deferred tax assets, management regularly considers whether some portion or all of the deferred tax assets will not be realized based on the recognition threshold and measurement of a tax position. The ultimate realization of deferred tax assets is generally dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.
A valuation allowance has been provided for those deferred tax assets for which, in the opinion of the Company's management, it is more likely than not that the deferred tax assets will not be realized. At December 31, 2015, the deferred tax valuation allowance primarily represented amounts for foreign tax loss carryforwards and certain U.S. state and local tax loss carryforwards. The deferred tax valuation allowance decreased by $10.0 million and $4.6 million during 2015 and 2014, respectively. The decrease in the deferred tax valuation allowance during 2015 was primarily due to a reduction of the Company's valuation allowance on deferred tax assets of jurisdictions outside of the U.S., offset by additional valuation allowances on losses incurred in certain jurisdictions. The decrease in the deferred tax valuation allowance during 2014 was primarily due to foreign currency translation and the amalgamation of certain foreign subsidiaries, partially offset by the establishment of a valuation allowance against certain deferred tax assets in the Professional segment during 2014.
As of December 31, 2015, the Company has tax loss carryforwards of approximately $232.9 million, of which $219.4 million are foreign and $13.4 million are domestic (federal). The losses expire in future years as follows: 2016- $2.1 million; 2017- $8.2 million; 2018- $26.1 million; 2019 and beyond- $28.3 million; and unlimited- $168.2 million. The Company could receive the benefit of such tax loss carryforwards only to the extent it has taxable income during the carryforward periods in the applicable tax jurisdictions. As of December 31, 2015, there were no consolidated federal net operating losses available from the MacAndrews & Forbes Group (as hereinafter defined) from periods prior to the March 25, 2004 deconsolidation (as described below).
The Company remains subject to examination of its income tax returns in various jurisdictions including, without limitation: Australia, Canada and Spain for tax years ended December 31, 2011 through December 31, 2014; South Africa, the U.K. and the U.S. (federal) for tax years ended December 31, 2012 through December 31, 2014. The Company classifies interest and penalties as a component of the provision for income taxes. During 2015 and 2014, the Company recognized in the Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) decreases of $1.0 million and $0.9 million, respectively, in accrued interest and penalties.
At December 31, 2015 and 2014, the Company had unrecognized tax benefits of $65.0 million and $62.0 million, respectively, including $10.3 million and $11.3 million, respectively, of accrued interest and penalties. The unrecognized tax benefits, to the extent reduced and unutilized in future periods, would generally affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of the unrecognized tax benefits is provided in the following table:

Balance at January 1, 2014	$74.5
Increase based on tax positions taken in a prior year	12.6
Decrease based on tax positions taken in a prior year	(22.8)
Increase based on tax positions taken in the current year	8.0
Decrease resulting from the lapse of statutes of limitations	(10.3)
Balance at December 31, 2014	62.0
Increase based on tax positions taken in a prior year	5.6
Decrease based on tax positions taken in a prior year	(5.8)
Increase based on tax positions taken in the current year	8.5
Decrease resulting from the lapse of statutes of limitations	(5.3)
Balance at December 31, 2015	$65.0
In addition, the Company believes that it is reasonably possible that its unrecognized tax benefits during 2016 will decrease by approximately $1.1 million as a result of changes in various tax positions, each of which is individually insignificant.
The Company has not provided for U.S. federal income taxes and foreign withholding taxes on $52.5 million of foreign subsidiaries' cumulative undistributed earnings as of December 31, 2015 because such earnings are intended to be indefinitely reinvested overseas. If these future earnings are repatriated to the U.S., or if the Company determines that such earnings will be remitted in a future period, additional tax provisions may be required. Due to the complexities in the tax laws and the assumptions that would have to be made, it is not practicable to estimate the amounts of income tax provisions that may be required.
As a result of the closing of the 2004 Revlon Exchange Transactions (as hereinafter defined in Note 20, “Related Party Transactions - Tax Sharing Agreements”), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the “MacAndrews & Forbes Group”) for federal income tax purposes. Revlon Holdings (as hereinafter defined in Note 20, “Related Party Transactions - Transfer Agreements”), Revlon, Inc., Products Corporation and certain of its subsidiaries, and MacAndrews & Forbes Incorporated entered into a tax sharing agreement (as subsequently amended and restated, the "MacAndrews & Forbes Tax Sharing Agreement"), for taxable periods beginning on or after January 1, 1992 through and including March 25, 2004, during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of the MacAndrews & Forbes Group. In these taxable periods, Revlon, Inc.'s and Products Corporation's federal taxable income and loss were included in such group's consolidated tax return filed by MacAndrews & Forbes Incorporated. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Incorporated or its subsidiaries. Revlon, Inc. and Products Corporation remain liable under the MacAndrews & Forbes Tax Sharing Agreement for all such taxable periods through and including March 25, 2004 for amounts determined to be due as a result of a redetermination arising from an audit or otherwise, equal to the taxes that Revlon, Inc. or Products Corporation would otherwise have had to pay if it were to have filed separate federal, state or local income tax returns for such periods.
Following the closing of the 2004 Revlon Exchange Transactions, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation's federal taxable income and loss are included in such group's consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the "Revlon Tax Sharing Agreement") pursuant to which Products Corporation is required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities.
There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement in 2015 or 2014 with respect to periods covered by the MacAndrews & Forbes Tax Sharing Agreement, and the Company expects that there will not be any such payments in 2016. During 2015, there were no federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement with respect to 2015 or 2014. During 2014, there was $0.3 million in federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement with respect to 2014. The Company expects that there will be no federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement during 2016 with respect to 2015.
Pursuant to the asset transfer agreement referred to in Note 20, “Related Party Transactions - Transfer Agreements,” Products Corporation assumed all tax liabilities of Revlon Holdings other than (i) certain income tax liabilities arising prior to January 1, 1992 to the extent such liabilities exceeded the reserves on Revlon Holdings' books as of January 1, 1992 or were not of the nature reserved for and (ii) other tax liabilities to the extent such liabilities are related to the business and assets retained by Revlon Holdings.